CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2023

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2023 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2023	Dec. 31, 2022	Mar. 31, 2022
Net assets	$1,177,059,038	$1,132,835,676	$1,307,234,999
Net assets per share of Common Stock	$42.07	$40.48	$47.94
Shares of Common Stock outstanding	27,976,386	27,988,252	27,269,884

Comparative operating results are as follows:

	Three months ended March 31,
	2023		2022
Net investment income	$5,965,724		$10,858,922
Per share of Common Stock	.21	*	.40 *
Net realized gain on sale of investments	8,994,393		35,576,095
Increase (decrease) in net unrealized appreciation of investments	29,672,568		(71,932,629)
Increase (decrease) in net assets resulting from operations	44,632,685		(25,497,612)

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 15, 2023, the stockholders elected nine directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ending December 31, 2023.

During the quarter ended March 31, 2023, the Corporation purchased 11,866 shares of its Common Stock at an average price of $34.50 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

April 19, 2023

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PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2023

(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2023
American Express Company		10,000	260,000
Brady Corporation		25,000	215,000
Coherent Corporation	20,000		400,000
Hess Corporation		10,000	440,000
Intel Corporation		20,000	400,000
Microsoft Corporation		10,000	80,000
Motorola Solutions, Inc.		30,000	210,000

TEN LARGEST INVESTMENTS

March 31, 2023

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$258.7	22.0%	1982
Analog Devices, Inc.	5.8	87.8	7.5	1987
Progressive Corporation	25.7	62.2	5.3	2015
Motorola Solutions, Inc.	8.9	60.1	5.1	2000
Hess Corporation	18.5	58.2	4.9	2017
Alphabet Inc.	26.0	51.9	4.4	2015
AON plc	29.1	47.3	4.0	2020
American Express Company	22.9	42.9	3.6	2015
Keysight Technolgies, Inc.	2.3	32.3	2.7	2005
The Charles Schwab Corporation	20.3	31.4	2.7	2016

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

John C. Hill

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY